Exhibit 4.1

NUMBER		SHARES
*Specimen*	JMP GROUP INC.	*Specimen*

INCORPORATED UNDER THE LAWS OF
THE STATE OF DELAWARE ON JULY 26, 2004

THIS CERTIFIES THAT *[                                                                                                                                                           ]*

is the record holder of *[                                                                                                                                             ] (XXX,XXX)*

shares of Common Stock of

JMP Group Inc.

transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned.

A full statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Corporation and upon the holders thereof may be obtained by any shareholder upon request and without charge, at the principal office of the Corporation, and the Corporation will furnish any shareholder, upon request and without charge, a copy of such statement at the principal office of the Corporation.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers this [    ] day of [MONTH], 2007.

Janet L. Tarkoff, Secretary	Joseph A. Jolson, Chief Executive Officer

sf-2295515	SHARES
$0.001 EACH

For value Received,                                                                                                                    hereby sell, assign and transfer unto

Shares of the Common Stock of the within named Corporation, represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares of said Common Stock on the books of the said Corporation, pursuant to the provisions of the By-Laws thereof, with full powers of substitution in the premises.

Dated	A.D.

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST STRICTLY CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR AND WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

In Presence of: